STATEMENT OF ADDITIONAL INFORMATION

     THE ROYCE FUND (the "Trust"), a Massachusetts business trust, is a professionally managed, open-end registered investment company, which offers investors the opportunity to invest in nine portfolios or series ("Funds"). Each Fund has distinct investment objectives and/or policies, and a shareholder's interest is limited to the Fund in which the shareholder owns shares. The nine Funds are:

                        Royce Value Fund
                       Royce Premier Fund
                    Royce Equity Income Fund
      Royce Micro-Cap Fund (formerly named Royce OTC Fund)
                   Royce Low-Priced Stock Fund
                      Royce GiftShares Fund
                     Royce Total Return Fund
                   Royce Global Services Fund
                  REvest Growth and Income Fund

This Statement of Additional Information relates to all of the Funds other than REvest Growth and Income Fund, which is covered by its own separate Statement of Additional Information.

     The Trust is designed for long-term investors, including those who wish to use shares of any Fund (other than Royce GiftShares Fund) as a funding vehicle for certain tax-deferred retirement plans (including Individual Retirement Account (IRA) plans), and not for investors who intend to liquidate their investments after a short period of time.

     This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Trust's current Prospectuses dated May 2, 1995 for Royce Value Fund, dated December 22, 1995 for Royce Premier, Equity Income, Micro-Cap, Low-Priced Stock and GiftShares Funds, dated May 2, 1995, as amended September 14, 1995 for Royce Total Return Fund and dated July 31, 1995 for Royce Global Services Fund. Please retain this document for future reference. The audited financial statements included in the Annual Reports to Shareholders of such Funds (other than Royce GiftShares Fund) for the fiscal year or period ended December 31, 1994 and the unaudited financial statements included in the Semi-Annual Report to Shareholders of Royce Global Services Fund for the six months ended June 30, 1995 are incorporated herein by reference. To obtain an additional copy of the Prospectus or Annual or Semi-Annual Report for any of these Funds, please call Investor Information at 1-800-221- 4268.

Investment Adviser                                        Transfer Agent
Quest Advisory Corp. ("Quest")       State Street Bank and Trust Company
                                    c/o National Financial Data Services

Distributor                                                    Custodian
Quest Distributors, Inc. ("QDI")     State Street Bank and Trust Company

                         December 22, 1995

                   TABLE OF CONTENTS
                                                        PAGE
INVESTMENT POLICIES AND LIMITATIONS . . . . . . . .   2
RISK FACTORS AND SPECIAL CONSIDERATIONS . . . . . .   5
MANAGEMENT OF THE TRUST . . . . . . . . . . . . . .   8
PRINCIPAL HOLDERS OF SHARES . . . . . . . . . . . .  10
INVESTMENT ADVISORY SERVICES. . . . . . . . . . . .  12
DISTRIBUTOR . . . . . . . . . . . . . . . . . . . .  14
CUSTODIAN . . . . . . . . . . . . . . . . . . . . .  17
INDEPENDENT ACCOUNTANTS . . . . . . . . . . . . . .  17
PORTFOLIO TRANSACTIONS. . . . . . . . . . . . . . .  17
CODE OF ETHICS AND RELATED MATTERS. . . . . . . . .  19
PRICING OF SHARES BEING OFFERED . . . . . . . . . .  19
REDEMPTIONS IN KIND . . . . . . . . . . . . . . . .  20
TAXATION. . . . . . . . . . . . . . . . . . . . . .  20
DESCRIPTION OF THE TRUST. . . . . . . . . . . . . .  26
PERFORMANCE DATA. . . . . . . . . . . . . . . . . .  27

               INVESTMENT POLICIES AND LIMITATIONS

     The following investment policies and limitations supplement those set forth in the Funds' Prospectuses. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund's assets that may be invested in any security or other asset or sets forth a policy regarding quality standards, the percentage limitation or standard will be determined immediately after giving effect to the Fund's acquisition
of the security or other asset.   Accordingly, any subsequent change in
values, net assets or other circumstances will not be considered in determining whether the investment complies with the Fund's investment policies and limitations.

     A Fund's fundamental investment policies cannot be changed without the approval of a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 [the "1940 Act"]) of the Fund. Except for the fundamental investment restrictions set forth below, the investment policies and limitations described in this Statement of Additional Information are operating policies and may be changed by the Board of Trustees without shareholder approval. However, shareholders will be notified prior to a material change in an operating policy affecting their Fund.

  No Fund may, as a matter of fundamental policy:

1.Issue any senior securities;

2.Purchase securities on margin or write call options on its portfolio securities;

3.Sell securities short;

4.Borrow money, except that each of the Funds other than Royce Value Fund may borrow money from banks as a temporary measure for extraordinary or emergency purposes in an amount not exceeding 5% of such Fund's total assets;

5.Underwrite the securities of other issuers;

6.Invest more than 10% of its total assets in the securities of foreign issuers (except for Royce Global Services Fund, which is not subject to any such limitation);

7.Invest in restricted securities (except for Royce Global Services Fund, which may invest up to 15% of its net assets in illiquid securities, including restricted securities) or in repurchase agreements which mature in more than seven days;

8.Invest more than 10% (15% for Royce Global Services Fund) of its assets in securities without readily available market quotations (i.e., illiquid securities);

9.Invest, with respect to Royce Value and Royce Equity Income Funds, more than 5% of such Fund's assets in the securities of any one issuer (except U.S. Government securities) or, with respect to 75% of the other Funds' total assets, more than 5% of such Fund's assets in the securities of any one issuer (except U.S. Government securities);

10.Invest more than 25% of its assets in any one industry;

11.Acquire more than 10% of the outstanding voting securities of any one issuer;

12.Purchase or sell real estate or real estate mortgage loans or invest in the securities of real estate companies unless such securities are publicly-traded;

13.Purchase or sell commodities or commodity contracts;

14.Make loans, except for purchases of portions of issues of publicly-distributed bonds, debentures and other securities, whether or not such purchases are made upon the original issuance of such securities, and except that Royce Equity Income, Low-Priced Stock, GiftShares, Total Return and Global Services Funds may loan up to 25% of their respective assets to qualified brokers, dealers or institutions for their use relating to short sales or other securities transactions (provided that such loans are fully collateralized at all times);

15.Invest in companies for the purpose of exercising control of management;

16.Purchase portfolio securities from or sell such securities directly to any of the Trust's Trustees, officers, employees or investment adviser, as principal for their own accounts;

17.Invest in the securities of other investment companies (except for Royce Global Services Fund, which may invest in the securities of other investment companies to the extent permitted by the 1940 Act); or

18.Purchase any warrants, rights or options, except that (i) all of the Funds other than Royce Value Fund may, if no value is assigned thereto, acquire warrants in units with or attached to debt securities or non-convertible preferred stock, and (ii) Royce Low-Priced Stock, GiftShares, Total Return and Global Services Funds may also invest up to 5% of their respective net assets in warrants, valued at the lower of cost or market, provided that warrants that are not listed on the New York or American Stock Exchanges shall not exceed 2% of such Funds' respective net assets.


  No Fund may, as a matter of operating policy:

1.Invest more than 5% of its total assets in securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years;

2.Invest in oil, gas or other mineral leases or development programs;

3.Invest more than 5% of its net assets in lower-rated (high-risk) non-convertible debt securities; or

4.Enter into repurchase agreements with any party other than the custodian of its assets or having a term of more than seven days.

Royce Global Services Fund

     The Global Services Fund may invest in the securities of a company that is engaged in securities related activities as a broker, a dealer, an underwriter, an investment adviser registered under the Investment Advisers Act of 1940 or an investment adviser to an investment company, subject to the following limitations in the case of a company that, in its most recent fiscal year, derived more than 15% of its gross revenues from such activities:

(a) The purchase cannot cause more than 5% of the Global Services Fund's assets to be invested in the securities of the company;

(b) For an equity security, the purchase cannot result in the Global Services Fund owning more than 5% of the company's outstanding securities of that class; and

(c) For a debt security, the purchase cannot result in the Global Services Fund owning more than 10% of the principal amount of the company's outstanding debt securities.

     In applying the gross revenues test, a company's gross revenues from its own securities related activities and from its ratable share of the securities related activities of enterprises of which it owns 20% or more of the voting or equity interest are considered in determining the degree to which the company is engaged in securities related activities. The limitations apply only at the time of the Global Services Fund's purchase of the securities of such a company. When the Global Services Fund is considering purchasing or has purchased warrants or convertible securities of a securities related business, the required determination is made as though such warrants or conversion privileges had been exercised.

     The Global Services Fund is not permitted to acquire a general partnership interest or a security issued by its investment adviser or principal underwriter or any affiliated person of its investment adviser or principal underwriter.

     The Global Services Fund may invest up to 20% of its assets in the securities of other investment companies, provided that (i) the Fund and all affiliated persons of the Fund do not invest in more than 3% of the total outstanding stock of any one such company and (ii) the Fund does not offer or sell its shares at a public offering price which includes a sales load of more than 1 1/2%. (The 20% and 3% limitations do not apply to securities received as dividends, through offers of exchange or as a result of a reorganization, consolidation or merger.) The other investment company is not obligated to redeem those of its securities held by the Fund in an amount exceeding 1% of its total outstanding securities during any period of less than thirty days, and the Fund will be obligated to exercise voting rights with respect to any such security by voting the securities held by it in the same proportion as the vote of all other holders of the security.

     The Global Service Fund does not currently intend to invest more than 5% of its assets in the securities of any one other investment company, to purchase securities of other investment companies, except in the open market where no commission other than the ordinary broker's commission is paid, or to purchase or hold securities issued by other open-end investment companies.

             RISK FACTORS AND SPECIAL CONSIDERATIONS

Funds' Rights as Stockholders

     As noted above, no Fund may invest in a company for the purpose of exercising control of management. However, a Fund may exercise its rights as a stockholder and communicate its views on important matters of policy to management, the board of directors and/or stockholders if Quest or the Board of Trustees determine that such matters could have a significant effect on the value of the Fund's investment in the company. The activities that a Fund may engage in, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's board of directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of a company or a portion of its assets; or supporting or opposing third party takeover attempts. This area of corporate activity is increasingly prone to litigation, and it is possible that a Fund could be involved in lawsuits related to such activities. Quest will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against the Funds and the risk of actual liability if a Fund is involved in litigation. However, no guarantee can be made that litigation against a Fund will not be undertaken or liabilities incurred.

     A Fund may, at its expense or in conjunction with others, pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interests of security holders if Quest and the Trust's Board of Trustees determine this to be in the best interests of a Fund's shareholders.

Securities Lending

     Royce Equity Income, Low-Priced Stock, GiftShares, Total Return and Global Services Funds may lend up to 25% of their respective assets to brokers, dealers and other financial institutions. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties that participate in a Global Securities Lending Program monitored by the Funds' custodian and who are deemed by it to be of good standing. Furthermore, such loans will be made only if, in Quest's judgment, the consideration to be earned from such loans would justify the risk.

     Quest understands that it is the current view of the staff of the Securities and Exchange Commission that a Fund may engage in such loan transactions only under the following conditions: (i) the Fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (iii) after giving notice, the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned and to any increase in market value;
(v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) the Fund must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Lower-Rated (High-Risk) Debt Securities

     Each Fund may invest up to 5% of its net assets in lower-rated (high-risk) non-convertible debt securities. They may be rated from Ba to Ca by Moody's Investors Service, Inc. or from BB to D by

Standard & Poor's Corporation or may be unrated. These securities have poor protection with respect to the payment of interest and repayment of principal and may be in default as to the payment of principal or interest. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-rated (high-risk) debt securities may fluctuate more than those of higher-rated debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

     While the market for lower-rated (high-risk) corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of the future performance of the high-yield/high-risk bond market, especially during periods of economic recession. In fact, from 1989 to 1991, the percentage of lower-rated (high-risk) debt securities that defaulted rose significantly above prior levels.

     The market for lower-rated (high-risk) debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations cease to be readily available for a lower-rated (high-risk) debt security in which a Fund has invested, the security will then be valued in accordance with procedures established by the Board of Trustees. Judgment plays a greater role in valuing lower-rated (high-risk) debt securities than is the case for securities for which more external sources for quotations and last sale information are available. Adverse publicity and changing investor perceptions may affect a Fund's ability to dispose of lower-rated (high-risk) debt securities.

     Since the risk of default is higher for lower-rated (high-risk) debt securities, Quest's research and credit analysis may play an important part in managing securities of this type for the Funds. In considering such investments for the Funds, Quest will attempt to identify those issuers of lower-rated (high-risk) debt securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. Quest's analysis may focus on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

Foreign Investments

     Except for Royce Global Services Fund, which is not subject to any such limitation, each Fund may invest up to 10% of its total assets in the securities of foreign issuers. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies and of dividends and interest from such securities can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investments.

     Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

     Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars or other government intervention. There may be a greater possibility of default by foreign governments or foreign government- sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest or adverse diplomatic developments. There is no assurance that Quest will be able to anticipate these potential events or counter their effects.

     The considerations noted above are generally intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

     American Depositary Receipt (ADR) facilities may be established as either unsponsored or sponsored. While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depository may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

Repurchase Agreements

     In a repurchase agreement, a Fund in effect makes a loan by purchasing a security and simultaneously committing to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security.

     The Funds may engage in repurchase agreements with respect to any U.S. Government security. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Fund in connection with bankruptcy proceedings), it is the policy of the Trust to enter into repurchase agreements only with its custodian, State Street Bank and Trust Company, and having a term of seven days or less.

                              * * *

     Quest believes that Royce Value, Micro-Cap, Low-Priced Stock, GiftShares and Global Services Funds are suitable for investment only by persons who can invest without concern for current income, and that such Funds and Royce Premier Fund are suitable only for those who are in a financial position to assume above-average investment risks in search for long-term capital appreciation.



                     MANAGEMENT OF THE TRUST

     The following table sets forth certain information as to each Trustee and officer of the Trust:

		      Position Held
Name, Address and Age with the Trust Principal Occupations During Past 5 Years

Charles M. Royce* (56) Trustee,	     President, Secretary, Treasurer and sole
1414 Avenue of the     President and director and sole voting shareholder of
  Americas	       Treasurer     Quest Advisory Corp.  ("Quest"), the
New York, NY 10019		     Trust's principal investment adviser;
				     Trustee, President and Treasurer of
				     Pennsylvania Mutual Fund ("PMF"), an
				     open-end diversified management
				     investment company of which Quest is
				     the investment adviser; Director,
				     President and Treasurer of Royce Value
				     Trust, Inc. ("RVT") and, since
				     September 1993, Royce Micro-Cap Trust,
				     Inc.  ("OTCM"), closed-end diversified
				     management investment companies of
				     which Quest is the investment adviser;
				     Secretary and sole director and
				     shareholder of Quest Distributors, Inc.
				     ("QDI"), the distributor of the Trust's
				     shares; and managing general partner of
				     Quest Management Company ("QMC"), a
				     registered investment adviser, and its
				     predecessor.

Richard M. Galkin (57)	Trustee	     Private investor and President of
5284 Boca Marina Circle		     Richard M. Galkin Associates, Inc.,
South				     telecommunications consultants.
Boca Raton, FL 33487

Stephen L. Isaacs (56)	Trustee	     Attorney; Director of Columbia
60 Haven Street, Fl. B-2	     University Development Law and Policy
New York, NY 10032		     Program; Professor at Columbia
				     University; President of Stephen L.
				     Isaacs Associates, Consultants; and
				     counsel to Kaplan & Kilsheimer from
				     January 1988 to February 1991.

		      Position Held
Name, Address and Age with the Trust Principal Occupations During Past 5 Years

David L. Meister (56)	Trustee	     Consultant to the communications
111 Marquez Place		     industry since January 1993; Executive
Pacific Palisades, CA		     officer of Digital Planet Inc. from
90272				     April 1991 to December 1992; and
				     consultant to the communications and
				     television industry from August 1990 to
				     April 1991.

Jack E. Fockler, Jr.* (37)	     Vice President (since August 1993) and
1414 Avenue of the    Vice President senior associate of Quest, having been
Americas			     employed by Quest since October 1989;
New York, NY 10019		     Vice President of the Trust, PMF, RVT
				     and OTCM since April 1995; Vice
				     President of QDI since November 1995;
				     and general partner of QMC since July
				     1993.

W. Whitney George* (37)		     Vice President (since August 1993) and
1414 Avenue of the    Vice President senior analyst of Quest, having been
   Americas			     employed by Quest since October 1991;
New York, NY 10019		     Vice President of the Trust, PMF, RVT
				     and OTCM since April 1995; and general
				     partner of QMC and its predecessor
				     since January 1992.

Daniel A. O'Byrne* (33)		     Vice President of Quest since May 1994,
1414 Avenue of the    Vice President having been employed by Quest since
   Americas	      and Assistant  October 1986; and Vice President of the
New York, NY 10019    Secretary	     Trust, PMF, RVT and OTCM since July
				     1994.

Susan I. Grant* (42)  Secretary	     Compliance Officer and Senior Counsel of
1414 Avenue of the		     Quest and Secretary of the Trust, PMF,
  Americas			     RVT and OTCM since August 1994; and
New York, NY 10019		     Assistant Counsel of First Investors
				     Corporation from July 1989 to August
				     1994.
________________________________
     *An "interested person" under Section 2(a)(19) of the 1940 Act.

     All of the Trust's trustees are also trustees of PMF and directors of RVT and OTCM.

     The Board of Trustees has an Audit Committee, comprised of Richard M. Galkin, Stephen L. Isaacs and David L. Meister. The Audit Committee is responsible for the selection and nomination of independent auditors for the Funds and for conducting post-audit reviews of their financial conditions with such auditors.

     For the year ended December 31, 1994, the following trustees received compensation from the Trust and the three other funds in the group of registered investment companies comprising The Royce Funds for services as a trustee/director on such funds' Boards:

                         Aggregate Compensation  Total Compensation
Name                            from Trust       from The Royce Funds

Richard M. Galkin             $17,500               $60,000
Stephen L. Isaacs              17,500                60,000
David L. Meister               17,500                60,000


                   PRINCIPAL HOLDERS OF SHARES

     As of November 17, 1995, the following persons were known to the Trust to be the record or beneficial owners of 5% or more of the outstanding shares of certain of its Funds:

                                    Type of
Fund               Number of Shares Ownership Percentage of Outstanding Shares
Royce Premier Fund
Charles Schwab & Co., Inc.14,807,971  Record        37.2%
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104

Royce Equity Income Fund
Charles Schwab & Co., Inc. 5,045,942  Record        50.3%
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104

Royce Micro-Cap Fund
Charles Schwab & Co., Inc. 3,246,320  Record        29.2%
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104

Donaldson, Lufkin Jenrette   833,999  Record         7.5%
 Securities Corp.
Pershing Division
P.O. Box 2052
Jersey City, NJ 07303

National Financial Services   736,631 Record         6.6%
200 Liberty Street
New York, NY 10281

Royce Low-Priced Stock Fund
Charles M. Royce              207,775 Record and     41.8%
1414 Avenue of the Americas           beneficial
New York, NY 10019

Charles Schwab & Co., Inc.    123,814 Record         23.1%
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104

                                    Type of
Fund               Number of Shares Ownership Percentage of Outstanding Shares
Royce Low-Priced Stock Fund
Bruce Museum Inc.             92,145* Beneficial     17.3%
Museum Drive
Greenwich, CT 06830

National Financial Services   73,815  Record         13.8%
200 Liberty Street
New York, NY 10281

W. Whitney George, Trustee    63,640  Record         11.9%
The Royce 1992 GST Trust
1414 Avenue of the Americas
New York, NY 10019

Royce Total Return Fund
Integra Trust Company         98,474  Record         24.9%
  National Assn.
300 Fourth Avenue
Pittsburgh, PA 15278

James M. Novak                74,340  Record         18.8%
Mark Stadler Trustees
Cindrich & Titus Profit
   Sharing Plan
FBO Thomas O. Arbogast
2000 Gateway Center
Pittsburgh, PA 15222

State Street Bank & Trust Co. 71,653  Record         18.1%
Custodian for IRA of
Becky L. O'Connor
10 St. James Place
Pittsburgh, PA 15215

Charles M. Royce, Trustee     45,294  Record         11.4%
N. Holmes Clare Trust
FBO Barbara K. Clare
c/o Quest Advisory Corp.
1414 Avenue of the Americas
New York, NY 10019

Delaware Charter Guarantee Trust Co.
FBO Alice M. Harvey 	      24,827  Record          6.2%
P.O. Box 8963
Wilmington, DE 19899
_______
* These shares are held of record by Charles Schwab & Co., Inc.

                                    Type of
Fund               Number of Shares Ownership Percentage of Outstanding Shares
Royce Global Services Fund
Charles M. Royce             173,132  Record and     64.7%
1414 Avenue of the Americas           beneficial
New York, NY 10019

Bruce Museum Inc.             40,015  Record         14.9%
Museum Drive
Greenwich, CT 06830

Integra Trust Company         27,780  Record         10.3%
  National Assn.
300 Fourth Avenue
Pittsburgh, PA 15278


     As of November 17, 1995, all of the trustees and officers of the Trust as a group beneficially owned less than 1% of the outstanding shares of each of Royce Value, Royce Equity Income, Royce Premier and Royce Micro-Cap Funds, approximately 53.7% of the outstanding shares of Royce Low- Priced Stock
Fund, approximately 13.8% of the outstanding shares of Royce Total Return Fund and approximately 63.4% of the outstanding shares of Royce Global Services Fund.

     As of the date of this Statement of Additional Information, W. Whitney George, as trustee for members of Charles M. Royce's immediate family, owned 100% of the outstanding shares of Royce GiftShares Fund.

                  INVESTMENT ADVISORY SERVICES

Services Provided by Quest

     As compensation for its services under the Investment Advisory Agreements with the Funds, Quest is entitled to receive the following fees:

     Fund                     Percentage Per Annum of Fund's Average Net Assets

     Royce Value Fund         1.00% of first $50,000,000,
                              .875% of next $50,000,000 and
                              .75%  of any additional average net assets
     Royce Equity Income Fund 1.00%
     Royce Premier Fund       1.00%
     Royce Micro-Cap Fund     1.50%
     Royce Low-Priced Stock Fund1.50%
     Royce GiftShares Fund    1.25%
     Royce Total Return Fund  1.00%
     Royce Global Services Fund1.50%

Such fees, which are payable monthly from the assets of the Fund involved, are higher (substantially higher, in the case of Royce Micro-Cap, Low-Priced Stock, GiftShares and Global Services Funds) than those paid by most other mutual funds with similar investment objectives.

     Under the Investment Advisory Agreements, Quest (i) determines the composition of each Fund's portfolio, the nature and timing of the changes in it and the manner of implementing such changes, subject to any directions it may receive from the Trust's Board of Trustees; (ii) provides each Fund with investment advisory, research and related services for the investment of its funds; (iii) furnishes, without expense to the Trust, the services of such members of its organization as may be duly elected executive officers or Trustees of the Trust; and (iv) pays all executive officers' salaries and executive expenses and all expenses incurred in performing its investment advisory duties under the Investment Advisory Agreements.

     The Trust pays all administrative and other costs and expenses attributable to its operations and transactions, including, without limitation, transfer agent and custodian fees; legal, administrative and clerical services; rent for its office space and facilities; auditing; preparation, printing and distribution of its prospectuses, proxy statements, shareholders reports and notices; supplies and postage; Federal and state registration fees; Federal, state and local taxes; non-affiliated trustees' fees; and brokerage commissions.

     For each of the three fiscal years ended December 31, 1992, 1993 and 1994, as applicable, Quest received advisory fees from the Funds (net of any amounts waived by Quest) and waived advisory fees payable to it, as follows:

                            Advisory Fees           Amounts
                            Received by Quest   Waived by Quest
     Royce Value Fund
     1992                $1,460,910                    -
     1993                 1,568,398        	       -
     1994                 1,503,696        	       -

     Royce Equity Income Fund
     1992                $  322,488               $ 137,825
     1993                   488,816                 229,166
     1994                   820,662                  53,626

     Royce Premier Fund
     1992                $    2,496               $  12,279
     1993                   124,020                   8,461
     1994                 1,400,394                    -

     Royce Micro-Cap Fund
     1992                $    3,473               $  15,138
     1993                    83,095                  19,063
     1994                   295,148                  20,330

     Royce Low-Priced Stock Fund
     1993*               $    0                   $    294
     1994                     0                     15,272

     Royce Total Return Fund
     1993*               $    0                   $    294
     1994                     0                     10,506
_______
* December 15, 1993 (commencement of operations) to December 31, 1993

                            Advisory Fees           Amounts
                            Received by Quest   Waived by Quest
     Royce Global Services Fund
     1994**              $    0                   $    367
_______
**December 15, 1994 (commencement of operations) to December 31, 1994

Portfolio Management

     The Funds' portfolios and the portfolios of Quest's other accounts are managed by Quest's senior investment staff, including Charles M. Royce, Quest's Chief Investment Officer, who is primarily responsible for supervising its investment management activities. Mr. Royce is assisted by Thomas R. Ebright, Jack E. Fockler, Jr. and W. Whitney George, Vice Presidents of Quest, all of whom participate in such activities, with their specific responsibilities varying from time to time. In the event of any significant change in Quest's senior investment staff, the members of the Trust's Board of Trustees who are not interested persons of the Trust will consider what action, if any, should be taken in connection with the Funds' management arrangements.

     Certain information concerning Messrs. Royce, Fockler and George is set forth above under "MANAGEMENT OF THE TRUST". Set forth below is certain information concerning Mr. Ebright.

		   Principal Occupations
Name               and Other Affiliations During Last 5 Years

Thomas R. Ebright  Vice President and member of the senior investment staff of
		   Quest; Trustee/Director of PMF, RVT and, since September 1993, OTCM; Vice President since November 1995 (President until October 1995) and Treasurer of QDI; general partner of QMC and its predecessor until June 1994; President, Treasurer and a director and principal shareholder of Royce, Ebright & Associates, Inc., the investment adviser for REvest Growth and Income Fund, since June 1994; director of Atlantic Pro Sports, Inc. and of the Strasburg Rail Road Co. since March 1993; and President and principal owner of Baltimore Professional Hockey, Inc. until May 1993.

Limitation on Fund Expenses

     Quest has agreed, in connection with the Trust's qualification of shares of each Fund for sale in California, to reduce its investment advisory fee for each Fund monthly to the extent that such Fund's "aggregate annual expenses" (as defined) exceed 2 1/2% of the first $30 million, 2% of the next $70 million and 1 1/2% of any remaining average net assets of such Fund for any fiscal year. All or a portion of the distribution fee payable to QDI may be excludable from such "aggregate annual expenses".


                           DISTRIBUTOR

     QDI, the distributor of the shares of each Fund, has its principal office at 1414 Avenue of the Americas, New York, New York 10019. It was organized in November 1982 and is a member of the National Association of Securities Dealers, Inc. ("NASD").

     As compensation for its services and for the expenses payable by it under the Distribution Agreement with the Trust, QDI is entitled to receive, for and from the assets of the Fund involved, a monthly fee equal to 1% per annum (consisting of an asset-based sales charge of .75% and a personal service and/or account maintenance fee of .25%) of Royce Value Fund's average net assets and .25% per annum (consisting of an asset-based sales charge) of Royce Low-Priced Stock, Total Return and Global Services Funds' respective average net assets. Except to the extent that they may be waived by QDI, these fees are not subject to any required reductions and, in the case of Royce Value Fund, are higher than the fees paid by most other mutual funds which use their own assets to promote the sale of their shares. QDI is also entitled to receive the proceeds of any front-end sales loads that may be imposed on purchases of shares of Royce Value Fund and of any contingent deferred sales charges that may be imposed on redemptions of such Fund's shares. The Distribution Agreement has been terminated as to Royce Premier, Equity Income, Micro-Cap and GiftShares Funds.

     Under the Distribution Agreement, QDI (i) seeks to promote the sale and/or continued holding of shares of such Funds through a variety of activities, including advertising, direct marketing and servicing investors and introducing parties on an on-going basis; (ii) pays sales commissions and other fees to those broker-dealers, investment advisers and others (excluding banks) who have introduced investors to such Funds (which commissions and other fees may or may not be the same amount as or otherwise comparable to the distribution fees payable to QDI); (iii) pays the cost of preparing, printing and distributing any advertising or sales literature and the cost of printing and mailing the Funds' prospectuses to persons other than shareholders of the Funds; and (iv) pays all other expenses incurred by it in promoting the sale and/or continued holding of the shares of such Funds and in rendering such services under the Distribution Agreement. The Trust bears the expense of registering its shares with the Securities and Exchange Commission and the cost of qualifying and maintaining the qualification of its shares for sale under the securities laws of the various states.

     The Trust entered into the Distribution Agreement with QDI pursuant to a Distribution Plan which, among other things, permits each Fund that remains covered by the Plan to pay the monthly distribution fee out of its net assets. As required by Rule 12b-1 under the 1940 Act, the Plan has been approved by the shareholders of each Fund that remains covered by the Plan and by the Trust's Board of Trustees (which also approved the Distribution Agreement pursuant to which the distribution fees are paid), including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or the Distribution Agreement.

     In approving the Plan, the Trustees, in accordance with the requirements of Rule 12b-1, considered various factors (including the amount of the distribution fees) and determined that there is a reasonable likelihood that the Plan will benefit each Fund and its shareholders.

     The Plan may be terminated as to any Fund by vote of a majority of the non-interested Trustees who have no direct or indirect financial interest in the Plan or in the Distribution Agreement or by vote of a majority of the outstanding voting securities of such Fund. Any change in the Plan that would materially increase the distribution cost to a Fund requires approval by the shareholders of such Fund; otherwise, the Plan may be amended by the Trustees, including a majority of the non-interested Trustees, as described above.

     The Distribution Agreement may be terminated as to any Fund at any time on 60 days' written notice and without payment of any penalty, by QDI, by the vote of a majority of the outstanding voting securities of such Fund or by the vote of a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related thereto.

     The Distribution Agreement and the Plan, if not sooner terminated in accordance with their terms, will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees who are not parties to the Agreement or interested persons of any such party and who have no direct or indirect financial interest in the Plan or the Agreement and (ii) either by the vote of a majority of the outstanding voting securities of the Fund involved or by the vote of a majority of the entire Board of Trustees.

     While the Plan is in effect, the selection and nomination of those Trustees who are not interested persons of the Trust will be committed to the discretion of the Trustees who are not interested persons.

     The Board of Trustees has adopted resolutions pursuant to which the proceeds of all contingent deferred sales charges for redeemed shares of Royce Value Fund received from January 1, 1990 through April 7, 1994 (when the contingent deferred sales charge was terminated) will be held in separate reserve accounts for the year involved, to be spent by QDI only upon the approval of the Board of Trustees for the specific purposes set forth in the Plan. If the proceeds received in a particular year have not been spent within the four year period following the close of the year in which they were received, the proceeds are to be paid by QDI to Royce Value Fund, the shareholders of which bore such contingent deferred sales charges. See Note
2 of Notes to Financial Statements of Royce Value Fund contained in such Fund's Annual Report to Shareholders for the year ended December 31, 1994.

     For the year ended December 31, 1994, Royce Value Fund paid distribution fees to QDI of $1,109,175 (net of $650,642 waived by QDI -- 1% of its average net assets during such year before giving effect to such waiver and 0.63% of its average net assets after giving effect to such waiver). QDI spent the distribution fees paid to it by and the proceeds of contingent deferred sales charges released to it for Royce Value Fund during 1994 in the following manner:

          (i)Promotion, literature and advertising$             54,808
          (ii)Printing and mailing of prospectuses
            to other than current shareholders                   5,477
          (iii) Compensation paid or to be paid to introducing
            brokers, investment advisers and others          1,201,833
          (iv) Registration fees, accounting and legal          10,690
          (v)  Administration and other                         11,789
                 Total                                     $ 1,284,597

     As of January 1, 1994, $336,642 was held by QDI in such separate reserve accounts for Royce Value Fund. For the year ended December 31, 1994, $12,992 of proceeds of contingent deferred sales charges on account of redemptions of shares of Royce Value Fund during such year were added to such reserve accounts, and $162,902 was released to QDI from such reserve accounts for Royce Value Fund. Thus, as of January 1, 1995, $186,732 was held by QDI in such reserve accounts for Royce Value Fund, and no proceeds of contingent deferred sales charges on account of redemptions of shares of Royce Value Fund during the year ended December 31, 1990 remained in the reserve account for such proceeds because all of the monies in such reserve account had been previously released by the Board of Trustees to QDI.

     QDI has temporarily waived the distribution fees payable to it by Royce Low-Priced Stock, Total Return and Global Services Funds

     No trustee of the Trust who was not an interested person of the Trust had any direct or indirect financial interest in the operation of the Plan or the Distribution Agreement. Charles M. Royce, an interested person of the Trust, Quest and QDI, had such an interest.

     The benefits to Royce Value Fund included the receipt of net proceeds of $7,367,068 from sales of its shares during the fiscal year ended December 31, 1994. The cost of shares redeemed by such Fund during such year aggregated $7,591,915.

     Under the Rules of Fair Practice of the NASD, the front-end sales loads, asset-based sales charges and contingent deferred sales charges payable by any Fund and/or the shareholders thereof to QDI are limited to (i) 6.25% of total new gross sales occurring after July 7, 1993 plus interest charges on such amount at the prime rate plus 1% per annum, increased by (ii) 6.25% of total new gross sales occurring after such Fund first adopted the Plan until July 7, 1993 plus interest charges on such amount at the prime rate plus 1% per annum less any front-end, asset-based or deferred sales charges on such sales or net assets resulting from such sales.


                            CUSTODIAN

     State Street Bank and Trust Company ("State Street") is the custodian for the securities, cash and other assets of each Fund and the transfer agent and dividend disbursing agent for the shares of each Fund, but it does not participate in any Fund's investment decisions. The Trust has authorized State Street to deposit certain domestic and foreign portfolio securities in several central depository systems and to use foreign sub-custodians for certain foreign portfolio securities, as allowed by Federal law. State Street's main office is at 225 Franklin Street, Boston, Massachusetts 02107. All mutual fund transfer, dividend disbursing and shareholder service activities are performed by State Street's agent, National Financial Data Services, at 1004 Baltimore, Kansas City, Missouri 64105.

     State Street is responsible for the calculation of each Fund's daily net asset value per share and for the maintenance of its portfolio and general accounting records and also provides certain shareholder services.


                     INDEPENDENT ACCOUNTANTS

     Coopers & Lybrand L.L.P., whose address is One Post Office Square, Boston, Massachusetts 02109, are the independent accountants of the Trust.


                     PORTFOLIO TRANSACTIONS

     Quest is responsible for selecting the brokers who effect the purchases and sales of each Fund's portfolio securities. No broker is selected to effect a securities transaction for a Fund unless such broker is believed by Quest to be capable of obtaining the best price and execution for the security involved in the transaction. In addition to considering a broker's execution capability, Quest generally considers the brokerage and research services which the broker has provided to it, including any research relating to the security involved in the transaction and/or to other securities. Such services may include general economic research, market and statistical information, industry and technical research, strategy and company research, and may be written or oral. Quest determines the overall reasonableness of brokerage commissions paid, after considering the amount another broker might have charged for effecting the transaction and the value placed by Quest upon the brokerage and/or research services provided by such broker, viewed in terms of either that particular transaction or Quest's overall responsibilities with respect to its accounts.

     Quest is authorized, under Section 28(e) of the Securities Exchange Act of 1934 and under its Investment Advisory Agreements with the Trust, to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and research services provided by the broker.

     Brokerage and research services furnished by brokers through whom a Fund effects securities transactions may be used by Quest in servicing all of its accounts and those of QMC, and not all of such services may be used by Quest in connection with the Trust or any one of its Funds.

     Quest may also place a Fund's brokerage business with firms which promote the sale of the Fund's shares, consistent with achieving the best price and execution. In no event will a Fund's brokerage business be placed with QDI.

     Even though investment decisions for each Fund are made independently from those for the other Funds and of the other accounts managed by Quest and its affiliate, securities of the same issuer are frequently purchased, held or sold by more than one Fund and the other accounts because the same security may be suitable for all of them. When more than one Fund and/or such other accounts are simultaneously engaged in the purchase or sale of the same security, Quest seeks to average the transactions as to price and allocate them as to amount in a manner believed to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtainable for a Fund.

     During each of the three years ended December 31, 1992, 1993 and 1994, the Funds paid brokerage commissions as follows:

Fund                             1992           1993           1994

Royce Value Fund               $181,211       $123,987       $138,437
Royce Premier Fund                6,079         87,723        465,986
Royce Equity Income Fund        145,385        283,374        218,843
Royce Micro-Cap Fund             14,603         39,013         41,497
Royce Low-Priced Stock Fund          -             632*        12,946
Royce Total Return Fund              -               0*         6,231
Royce Global Services Fund           -             -              382**
_________________
* For the period from December 15, 1993 (commencement of operations) to December 31, 1993.
** For the period from December 15, 1994 (commencement of operations) to December 31, 1994.

     For the year ended December 31, 1994, the aggregate amount of brokerage transactions of each Fund having a research component and the amount of commissions paid by each Fund for such transactions were as follows:

                        Brokerage Transactions           Commissions Paid
Fund                  Having a Research Component     For Such Transactions

Royce Value Fund               $ 35,290,829                  $115,592
Royce Premier Fund              111,406,730                   348,875
Royce Equity Income Fund         42,720,179                   171,128
Royce Micro-Cap Fund              1,514,807                     7,296
Royce Low-Priced Stock Fund         999,173                     7,001
Royce Total Return Fund             961,777                     3,845
Royce Global Services Fund           39,899                       147*
_________________
* For the period from December 15, 1994 (commencement of operations) to December 31, 1994.

     Certain of the Funds acquired securities of their respective "regular brokers" (as such term is defined in Rule 10b-1 under the 1940 Act) or of the parent of their "regular brokers" during the year ended December 31, 1994, and their respective aggregate holdings of such securities had market values at December 31, 1994, as follows: Royce Value Fund -- A.G. Edwards, Inc. -- $55,800, Lehman Brothers Holdings Inc. -- $529,525, PaineWebber Group -- $471,000, and Piper Jaffray Companies Inc. -- $348,600; and Royce Global Services Fund -- Merrill Lynch & Co., Inc. -- $3,575 and Morgan Stanley Group Inc. -- $11,800.


               CODE OF ETHICS AND RELATED MATTERS

      Quest, QDI, QMC and The Royce Funds have adopted a Code of Ethics under which directors, officers, employees and partners of Quest, QDI and QMC ("Quest-related persons") and interested trustees/directors, officers and employees of The Royce Funds are prohibited from personal trading in any security which is then being purchased or sold or considered for purchase or sale by a Royce Fund or any other Quest or QMC account. Such persons are permitted to engage in other personal securities transactions if (i) the securities involved are United States Government debt securities, municipal debt securities, money market instruments, shares of affiliated or non-affiliated registered open-end investment companies or shares acquired from an issuer in a rights offering or under an automatic dividend reinvestment plan or (ii) they first obtain permission to trade from Quest's Compliance Officer and an executive officer of Quest. The Code contains standards for the granting of such permission, and it is expected that permission to trade will be granted only in a limited number of instances.

     Quest's and QMC's clients include several private investment companies in which Quest or QMC has (and, therefore, Charles M. Royce, Jack E. Fockler,
Jr. and/or W. Whitney George may be deemed to beneficially own) a share of up to 15% of the company's realized and unrealized net capital gains from securities transactions, but less than 5% of the company's equity interests. The Code of Ethics does not restrict transactions effected by Quest or QMC for such private investment company accounts. Transactions for such private investment company accounts are subject to Quest's and QMC's allocation policies and procedures. See "Portfolio Transactions".

     As of October 31, 1995, Quest-related persons, interested trustees/directors, officers and employees of The Royce Funds and members of their immediate families beneficially owned shares of The Royce Funds having a total value of approximately $16.5 million, and Quest's and QMC's equity interests in such private investment companies totalled approximately $4.4 million.


                 PRICING OF SHARES BEING OFFERED

     The purchase and redemption price of each Fund's shares is based on the Fund's current net asset value per share. See "Net Asset Value Per Share" in the Funds' Prospectuses.

     As set forth under "Net Asset Value Per Share", the Funds' custodian determines the net asset value per share of each Fund at the close of regular trading on the New York Stock Exchange on each day that the Exchange is open. The Exchange is open on all weekdays which are not holidays. Thus, it is closed on Saturdays and Sundays and on New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

                       REDEMPTIONS IN KIND

     It is possible that conditions may arise in the future which would, in the judgment of the Board of Trustees or management, make it undesirable for a Fund to pay for all redemptions in cash. In such cases, payment may be made in portfolio securities or other property of the Fund. However, the Trust has obligated itself under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Trust's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share for purposes of such redemption. Shareholders receiving such securities would incur brokerage costs when these securities are sold.


                            TAXATION

     Each Fund (except Royce GiftShares) has qualified and intends to remain qualified, and Royce GiftShares Fund intends to qualify and to remain qualified, each year for the tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, a Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and the diversification of its assets.

     By so qualifying, a Fund will not be subject to Federal income taxes to the extent that its net investment income and capital gain net income are distributed, so long as the Fund distributes, as ordinary income dividends, at least 90% of its investment company taxable income.

     A non-deductible 4% excise tax will be imposed on a Fund to the extent that the Fund does not distribute (including by declaration of certain dividends), during each calendar year, (i) 98% of its ordinary income for such calendar year, (ii) 98% of its capital gain net income for the one-year period ending October 31 of such calendar year and (iii) certain other amounts not distributed in previous years. To avoid the application of this tax, each Fund intends to distribute substantially all of its net investment income and capital gain net income at least annually to its shareholders.

     Each Fund will maintain accounts and calculate income by reference to the U.S. dollar for U.S. Federal income tax purposes. Investments calculated by reference to foreign currencies will not necessarily correspond to a Fund's distributable income and capital gains for U.S. Federal income tax purposes as a result of fluctuations in foreign currency exchange rates. Furthermore, if any exchange control regulations were to apply to a Fund's investments in foreign securities, such regulations could restrict that Fund's ability to repatriate investment income or the proceeds of sales of securities, which may limit the Fund's ability to make sufficient distributions to satisfy the 90% distribution requirement and avoid the 4% excise tax.

     Income earned or received by a Fund from investments in foreign securities may be subject to foreign withholding taxes unless a withholding exemption is provided under an applicable treaty. Any such taxes would reduce that Fund's cash available for distribution to shareholders. It is currently anticipated that none of the Funds will be eligible to elect to "pass through" such taxes to their shareholders for purposes of enabling them to claim foreign tax credits or other U.S. income tax benefits with respect to such taxes.

     If a Fund invests in stock of a so-called passive foreign investment company ("PFIC"), such Fund may be subject to Federal income tax on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The amount so allocated to any taxable year of the Fund prior to the taxable year in which the excess distribution or disposition occurs would be taxed to the Fund at the highest marginal income tax rate in effect for such years, and the tax would be further increased by an interest charge. The amount allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to shareholders. In lieu of being taxable in the manner described above, such Fund may be able to elect to include annually in income its pro rata share of the ordinary earnings and net capital gain (whether or not distributed) of the PFIC. In order to make this election, the Fund would be required to obtain annual information from the PFICs in which it invests, which in many cases may be difficult to obtain. Alternatively, if eligible, the Fund may be able to elect to mark to market its PFIC stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income, and any resulting loss would not be recognized.

     Investments of a Fund in securities issued at a discount or providing for deferred interest payments or payments of interest in kind (which investment are subject to special tax rules under the Code) will affect the amount, timing and character of distributions to shareholders. For example, a Fund which acquires securities issued at a discount will be required to accrue as ordinary income each year a portion of the discount (even though the Fund may not have received cash interest payments equal to the amount included in income) and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.

Distributions

     For Federal income tax purposes, distributions by each Fund from net investment income and from any net realized short-term capital gain are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Ordinary income generally cannot be offset by capital losses. For corporate shareholders, distributions of net investment income (but not distributions of short-term capital gains) may qualify in part for the 70% dividends received deduction for purposes of determining their regular taxable income. (However, the 70% dividends received deduction is not allowable in determining a corporate shareholder's alternative minimum taxable income.) The amount qualifying for the dividends received deduction generally will be limited to the aggregate dividends received by the Fund from domestic corporations. The dividends received deduction for corporate shareholders may be further reduced or eliminated if the shares with respect to which dividends are received by the Fund are treated as debt-financed or are deemed to have been held for fewer than 46 days, or under other generally applicable statutory limitations.

     So long as a Fund qualifies as a regulated investment company and satisfies the 90% distribution requirement, distributions by such Fund from net capital gains will be taxable as long-term capital gains, whether received in cash or reinvested in shares and regardless of how long a shareholder has held his or its Fund shares. Such distributions are not eligible for the dividends received deduction. Long-term capital gains of non-corporate shareholders, although fully includable in income, currently are taxed at a lower maximum marginal Federal income tax rate than ordinary income.

     Distributions by a Fund in excess of its current and accumulated earnings and profits will reduce a shareholder's basis in Fund shares (but, to that extent, will not be taxable) and, to the extent such distributions exceed the shareholder's basis, will be taxable as capital gain assuming the shareholder holds Fund shares as capital assets.

     A distribution will be treated as paid during a calendar year if it is declared in October, November or December of the year to shareholders of record in such month and paid by January 31 of the following year. Such distributions will be taxable to such shareholders as if received by them on December 31, even if not paid to them until January. In addition, certain other distributions made after the close of a taxable year of a Fund may be "spilled back" and treated as paid by the Fund (other than for purposes of avoiding the 4% excise tax) during such year. Such dividends would be taxable to the shareholders in the taxable year in which the distribution was actually made by the Fund.

     The Trust will send written notices to shareholders regarding the amount and Federal income tax status as ordinary income or capital gain of all distributions made during each calendar year.

Back-up Withholding/Withholding Tax

     Under the Code, certain non-corporate shareholders may be subject to 31% withholding on reportable dividends, capital gains distributions and redemption payments ("back-up withholding"). Generally, shareholders subject to back-up withholding will be those for whom a taxpayer identification number and certain required certifications are not on file with the Trust or who, to the Trust's knowledge, have furnished an incorrect number. In addition, the Trust is required to withhold from distributions to any shareholder who does not certify to the Trust that such shareholder is not subject to back-up withholding due to notification by the Internal Revenue Service that such shareholder has under-reported interest or dividend income. When establishing an account, an investor must certify under penalties of perjury that such investor's taxpayer identification number is correct and that such investor is not subject to or is exempt from back-up withholding.

     Ordinary income distributions paid to shareholders who are non-resident aliens or which are foreign entities will be subject to 30% United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under an applicable treaty. Non-U.S. shareholders are urged to consult their own tax advisers concerning the United States tax consequences to them of investing in a Fund.

Timing of Purchases and Distributions

     At the time of an investor's purchase, a Fund's net asset value may reflect undistributed income or capital gains or net unrealized appreciation of securities held by the Fund. A subsequent distribution to the investor of such amounts, although it may in effect constitute a return of his or its investment in an economic sense, would be taxable to the shareholder as ordinary income or capital gain as described above. Investors should carefully consider the tax consequences of purchasing Fund shares just prior to a distribution as they will receive a distribution that is taxable to them.

Sales or Redemptions of Shares

     Gain or loss recognized by a shareholder upon the sale, redemption or other taxable disposition of Fund shares (provided that such shares are held by the shareholder as a capital asset) will be treated as capital gain or loss, measured by the difference between the adjusted basis of the shares and the amount realized on the sale or exchange. Such gain or loss will be long-term capital gain or loss if the shares disposed of were held for more than one year. A loss will be disallowed to the extent that the shares disposed of are replaced (including by receiving shares upon the reinvestment of distributions) within a period of 61 days, beginning 30 days before and ending 30 days after the sale of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. A loss recognized upon the sale, redemption or other taxable disposition of shares held for 6 months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received with respect to such shares.

                             *  *  *

     The foregoing relates to Federal income taxation. Distributions, as well as any gains from a sale, redemption or other taxable disposition of Fund shares, also may be subject to state and local taxes. Under current law, so long as each Fund qualifies for the Federal income tax treatment described above, it is believed that neither the Trust nor any Fund will be liable for any income or franchise tax imposed by Massachusetts.

     Investors are urged to consult their own tax advisers regarding the application to them of Federal, state and local tax laws.

Royce GiftShares Fund

     Gift Taxes

     An investment in Royce GiftShares Fund may be a taxable gift for Federal tax purposes, depending upon the options selected and other gifts that the Donor and his or her spouse may make during the year.

     If the Donor selects the Withdrawal Option, the entire amount of the gift will be a "present interest" that qualifies for the Federal annual gift tax exclusion. In that case, the Donor will be required to file a Federal gift tax return for the year of the gift only if he or she makes gifts (including the gift of Fund shares and any gifts by his or her spouse treated as made by him or her) totaling more than $10,000 to the same individual during that year or if he or she makes any gift of a future interest during that year.
The Trustee will notify the Beneficiary of his or her right of withdrawal promptly following any investment in the Fund under the Withdrawal Option.

     If the Donor selects the Accumulation Option, the entire amount of the gift will be a "future interest" for Federal gift tax purposes, so that none of the gift will qualify for the Federal annual gift tax exclusion (currently, $10,000). Consequently, the Donor will have to file a Federal gift tax return IRS (Form 709) reporting the entire amount of the gift, even if the gift is less than $10,000.

     If the Donor selects the Split Option, the portion of the gift representing the Beneficiary's income interest will be a "present interest" that will qualify for the Federal annual gift tax exclusion, and the balance will be a "future interest" that will not so qualify. The value of the income interest is the present value of the Beneficiary's right to receive the Trust income for the 40 year term of this Trust (without regard to the possibility that the Trust may be terminated sooner) or until the Beneficiary's earlier death, using actuarial tables and interest rate assumptions prescribed by the Internal Revenue Service in effect on the date of the gift. Using the assumptions currently in effect, the income interest portion of Royce GiftShares Fund Trusts using the Split Option and created for Beneficiaries aged 15, 20, 25, 30 and 35 would be 92.8%, 92.4%, 91.9%, 91.0% and 89.5%, respectively. Nevertheless, the Donor will have to file a Federal gift tax return reporting the gift and identifying the portion that does not represent a present interest, no matter how small. The Donor should consult with his or her tax adviser to determine the manner in which the gift must be reported for Federal gift tax purposes.

     No Federal gift tax will be payable by the Donor until his or her cumulative taxable gifts (i.e., gifts other than those qualifying for the annual exclusion or other exclusions) exceed the Federal gift and estate tax exclusion equivalent amount (currently, $600,000). Any gift of Fund shares that does not qualify as a present interest will reduce the amount of the Federal gift and estate tax exemption that would otherwise be available for future gifts or to the Donor's estate. All gifts of Fund shares qualify for "gift splitting" with the Donor's spouse, meaning that the Donor and his or her spouse may elect to treat the gift as having been made one-half by each of them.

     The Donor's gift of Fund shares may also have to be reported for state gift tax purposes, if the state in which the Donor resides imposes a gift tax. Many states do not impose such a tax. Some do follow the Federal rules concerning the types of transfers subject to tax and the availability of the annual exclusion.

     Generation-Skipping Transfer Taxes

     If the Beneficiary of a gift of Royce GiftShares Fund shares is a grandchild or more remote descendant of the Donor or is assigned, under Federal tax law, to the generation level of the Donor's grandchildren or more remote descendants, any part of the gift that does not qualify for the Federal annual gift tax exclusion will be a taxable transfer for purposes of the Federal generation-skipping transfer tax ("GST tax"). The Donor may protect these gifts from the GST tax by allocating his or her GST exemption until his or her cumulative gifts (other than certain gifts qualifying for the annual exclusion or other exclusions) to individuals assigned, under Federal tax law, to the generation level of the Donor's grandchildren or more remote descendants exceed the GST tax exemption (currently, $1,000,000). The tax rate on transfers subject to GST tax is the maximum Federal estate tax rate (currently, 55%). Gifts subject to GST tax, whether or not covered by the GST tax exemption, must be reported on the Donor's Federal gift tax return. Whether, and the extent to which, an investment in Royce GiftShares Fund will qualify for the Federal annual gift tax exclusion will depend upon the options selected and other gifts that the Donor and his or her spouse may have made during the year. See "Gift Taxes" above.

     Income Taxes

     The Internal Revenue Service has taken the position in recent rulings that a trust beneficiary who is given a power of withdrawal over contributions to the trust should be treated as the "owner" of the portion of the trust that was subject to the power for Federal income tax purposes. Accordingly, if the Donor selects the Withdrawal Option, the Beneficiary may be treated as the "owner" of all of the Fund shares in the account for Federal income tax purposes, and will be required to report all of the income and capital gains earned in the Trust on his or her personal Federal income tax return. The Trust will not pay Federal income taxes on any of the Trust's income or capital gains, and the "throwback rules" of the Code will not apply when the Trust terminates. The Trustee will prepare and file the Federal income tax information returns that are required each year (and any state income tax returns that may be required), and will send the Beneficiary a statement following each year showing the amounts (if any) that the Beneficiary must report on his or her income tax returns for that year. If the Beneficiary is under fourteen years of age, these amounts may be subject to Federal income taxation at the marginal rate applicable to the Beneficiary's parents. The Beneficiary will have the option to require the Trustee to pay him or her a portion of the Trust's income and capital gains annually to provide funds with which to pay any resulting income taxes, which the Trustee will do by redeeming Fund shares. The amount distributed will be a fraction of the Trust's ordinary income and short-term capital gains and the Trust's long-term capital gains equal to the highest marginal Federal income tax rate imposed on each type of income (currently, 39.6% and 28%, respectively). If the Beneficiary selects this option, he or she will receive those fractions of his or her Trust's income and capital gains annually for the duration of the Trust.

     Under the Withdrawal Option, the Beneficiary will also be able to require the Trustee to pay his or her tuition, room and board and other expenses of his or her college or post-graduate education, and the Trustee will raise the cash necessary to fund these distributions by redeeming Fund shares. Any such redemption will result in the realization of capital gain or loss on the shares redeemed, which will be reportable by the Beneficiary on his or her income tax returns for the year in which the shares are redeemed, as described above.

     If the Donor selects the Accumulation Option, the Trust that he or she creates will be subject to Federal income tax on all income and capital gains earned by the Trust, less a $100 annual exemption (in lieu of the personal exemption allowed to individuals). The amount of the tax will be determined under the tax rate schedule applicable to estates and trusts, which is more sharply graduated than the rate schedule for individuals, reaching the same maximum marginal rate for ordinary income (currently, 39.6%), but at a much lower taxable income level (for 1996, $7,900) than would apply to an individual. It is anticipated, however, that most of the income generated by Fund shares will be long-term capital gains, on which the Federal income tax rate is currently limited to 28 %. The Trustee will raise the cash necessary to pay any Federal or state income taxes by redeeming Fund shares. The Beneficiary will not pay Federal income taxes on any of the Trust's income or capital gains, except those earned in the year when the Trust terminates. If the Trust terminates after the Beneficiary reaches age 21, the distribution of the balance of the trust fund may be treated as an "accumulation distribution" under the so-called "throwback rules" of the Code, which could result in the imposition of additional income tax on the Beneficiary. The Trustee will prepare and file all Federal and state income tax returns that are required each year, and will send the Beneficiary an information statement for the year in which the Trust terminates showing the amounts (if any) that the Beneficiary must report on his or her Federal and state income tax returns for that year and the amount (if any) of any accumulation distribution subject to the "throwback rules" of the Code.

     If the Donor selects the Split Option, the Trust will be subject to Federal income tax only on capital gains earned by the Trust (which would include all capital gains distributions on the shares of the Fund held in the Trust), less a $300 exemption (in lieu of the personal exemption allowed to individuals). The amount of the tax will be determined under the tax rate schedule applicable to estates and trusts, which is more sharply graduated than the rate schedule used for individuals, reaching the same maximum marginal rate for ordinary income (currently, 39.6%) but at a much lower taxable income level (for 1996, $7,900) than would apply to an individual. It is anticipated, however, that most of the income generated by Fund shares will be long-term capital gains, on which the Federal tax rate is currently limited to 28%. The Trustee will raise the cash necessary to pay any Federal or state income tax by redeeming Fund shares. The Trust will receive any net investment income dividends paid by the Fund in cash, the Trustee will distribute all of the Trust's net income to the Beneficiary and the Beneficiary will be subject to Federal income tax on all ordinary income received from the Trust each year. The Beneficiary will not pay Federal income taxes on any of the Trust's capital gains, except those earned in the year of the Trust's termination, and the "throwback rules" of the Code will not apply when the Trust terminates. The Trustee will prepare and file all Federal and state income tax returns that are required each year, and will send the Beneficiary an information statement each year showing the amounts (if any) that the Beneficiary must report on his or her Federal and state income tax returns for that year.

     When the Trust terminates, the distribution of the remaining Fund shares held in the Trust to the Beneficiary will not be treated as a taxable disposition, and no capital gain or loss will be realized by the Beneficiary (or, if he or she has died, by his or her estate) at that time. Any Fund shares received by the Beneficiary will have the same cost basis as they had in the Trust at the time of termination. Any Fund shares received by the Beneficiary's estate will have a basis equal to the value of the shares at the Beneficiary's death (or the alternative valuation date for Federal estate tax purposes, if elected).

     Consultation With Qualified Tax Adviser

     Due to the complexity of Federal and state gift, GST and income tax laws pertaining to all gifts in trust, prospective Donors should consider consulting with an attorney or other qualified tax adviser before investing in Royce GiftShares Fund.


                    DESCRIPTION OF THE TRUST

Trust Organization

     The Trust was established as a Massachusetts business trust by a Declaration of Trust, effective October 22, 1985. A copy of the Declaration of Trust, as amended, is on file with the Secretary of the Commonwealth of Massachusetts. The Trust has an unlimited authorized number of shares of beneficial interest, which may be divided into an unlimited number of series and/or classes without shareholder approval. (Each Fund presently has only one class of shares.) These shares are entitled to one vote per share (with proportional voting for fractional shares). Shares vote by individual series except as otherwise required by the 1940 Act or when the Trustees determine that the matter affects shareholders of more than one series.

     Three of the four Trustees currently in office were elected by the Trust's predecessor's stockholders. There will normally be no meeting of shareholders for the election of Trustees until less than a majority of such Trustees remain in office, at which time the Trustees will call a shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by written consents signed by the holders of a majority of the outstanding shares of the Trust and filed with the Trust's custodian or by a vote of the holders of a majority of the outstanding shares of the Trust at a meeting duly called for this purpose upon the written request of holders of at least 10% of the Trust's outstanding shares. Upon the written request of 10 or more shareholders of the Trust, who have been shareholders for at least 6 months and who hold shares constituting at least 1% of the Trust's outstanding shares, stating that such shareholders wish to communicate with the Trust's other shareholders for the purpose of obtaining the necessary signatures to demand a meeting to consider the removal of a Trustee, the Trust is required (at the expense of the requesting shareholders) to provide a list of its shareholders or to distribute appropriate materials. Except as provided above, the Trustees may continue to hold office and appoint their successors.

     The trustee of the Royce GiftShares Fund trusts will send notices of meetings of Royce GiftShares Fund shareholders, proxy statements and proxies for such meetings to the trusts' beneficiaries to enable them to attend the meetings in person or vote by proxies. It will vote all GiftShares Fund shares held by it which are not present at the meetings and for which no proxies are returned in the same proportions as GiftShares Fund shares for which proxies are returned.

     Shares are freely transferable, are entitled to distributions as declared by the Trustees and, in liquidation of the Trust, are entitled to receive net assets of their series. Shareholders have no preemptive rights. The Trust's fiscal year ends on December 31.

Shareholder Liability

     Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of a series' property for all losses and expenses of any shareholder of that series held liable on account of being or having been a shareholder. Thus, the risk of shareholders incurring financial loss on account of shareholder liability is limited to circumstances in which their particular series was unable to meet its obligations.

                        PERFORMANCE DATA

     The Funds' performances may be quoted in various ways. All performance information supplied for the Funds is historical and is not intended to indicate future returns. Each Fund's share price and total returns fluctuate in response to market conditions and other factors, and the value of a Fund's shares when redeemed may be more or less than their original cost.

Total Return Calculations

     Total returns quoted reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions and any change in the Fund's net asset value per share (NAV) over the period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a Fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the Fund.

     In addition to average annual total returns, a Fund's unaveraged or cumulative total returns, reflecting the simple change in value of an investment over a stated period, may be quoted. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share prices) in order to illustrate the relationship of these factors and their contributions to total return. Total returns and other performance information may be quoted numerically or in a table, graph or similar illustration.

Historical Fund Results

     The following table shows certain of the Funds' total returns for the periods indicated. Such total returns reflect all income earned by each Fund, any appreciation or depreciation of the assets of such Fund and all expenses incurred by such Fund for the stated periods. The table compares the Funds' total returns to the record of the Russell 2000 Index (Russell 2000) and Standard & Poor's 500 Composite Stock Price Index (S&P 500) over the same periods. The comparison to the Russell 2000 shows how the Funds' total returns compared to the record of a broad index of small capitalization stocks. The S&P 500 comparison is provided to show how the Funds' total returns compared to the record of a broad average of common stock prices over the same period. The Funds have the ability to invest in securities not included in the indices, and their investment portfolios may or may not be similar in composition to the indices. Figures for the indices are based on the prices of unmanaged groups of stocks, and, unlike the Funds, their returns do not include the effect of paying brokerage commissions and other costs and expenses of investing in a mutual fund.

                              Period Ended
Fund                          December 31, 1994    Russell 2000   S&P 500
Royce Value Fund
1 Year Total Return                      - 1.64%      - 1.81%   + 1.32%
5 Year Average Annual Total Return+        7.38       +10.20    + 8.69
10 Year Average Annual Total Return      +10.82       +11.54    +14.28

Royce Premier Fund
1 Year Total Return                      + 3.28%      - 1.81%   + 1.32%
Average Annual Total Return since 1-1-92 +12.50       +11.40    + 6.27
(commencement of operations)

Royce Equity Income Fund
1 Year Total Return                      - 3.26%      - 1.81%   + 1.32%
Average Annual Total Return since 1-2-90+  7.57       + 9.99    + 8.31
(commencement of operations)

Royce Micro-Cap Fund
1 Year Total Return                      + 3.55%      - 1.81%   + 1.32%
Average Annual Total Return since 1-1-92 +18.34       +11.40    + 6.27
(commencement of operations)

Royce Low-Priced Stock Fund
1 Year Total Return                      + 2.98%      - 1.81%   + 1.32%
Average Annual Total Return since 12-15-93+ 3.05+       1.56    + 2.23
(commencement of operations)

Royce Total Return Fund
1 Year Total Return                      + 5.13%      - 1.81%   + 1.32%
Average Annual Total Return since 12-15-93+ 4.91      + 1.56    + 2.23
(commencement of operations)

     During the applicable period ended December 31, 1994, a hypothetical $10,000 investment in certain of the Funds would have grown as indicated below, assuming all distributions were reinvested:

Fund/Period Commencement Date  Hypothetical Investment at December 31, 1994

Royce Value Fund (1-1-85)               $ 27,925
Royce Premier Fund (1-1-92)               14,236
Royce Equity Income Fund (1-2-90)         14,402
Royce Micro-Cap Fund (1-1-92)             16,572
Royce Low-Priced Stock Fund (12-15-93)    10,300
Royce Total Return Fund (12-15-93)        10,513

     The Funds' performances may be compared in advertisements to the performance of other mutual funds in general or to the performance of particular types of mutual funds, especially those with similar investment objectives. Such comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. ("Lipper"), an independent service that monitors the performance of registered investment companies. The Funds' rankings by Lipper for the one-year period ended December 31, 1994 were:

Fund                          Lipper Ranking

Royce Value Fund              130 out of 283 small company growth funds
Royce Premier Fund             46 out of 283 small company growth funds
Royce Equity Income Fund       60 out of 120 equity income funds
Royce Micro-Cap Fund           42 out of 283 small company growth funds
Royce Low-Priced Stock Fund    51 out of 283 small company growth funds
Royce Total Return Fund        18 out of 412 growth and income funds

Money market funds and municipal funds are not included in the Lipper survey. The Lipper performance analysis ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees payable by shareholders into consideration and is prepared without regard to tax consequences.

     The Lipper General Equity Funds Average can be used to show how the Funds' performances compare to a broad-based set of equity funds. The Lipper General Equity Funds Average is an average of the total returns of all equity funds (excluding international funds and funds that specialize in particular industries or types of investments) tracked by Lipper. As of December 31, 1994, the average included 155 capital appreciation funds, 564 growth funds, 283 small company growth funds, 412 growth and income funds and 120 equity income funds. Capital appreciation, growth and small company growth funds usually invest principally in common stocks, with long-term growth as a primary goal. Growth and income and equity income funds tend to be more conservative in nature and usually invest in a combination of common stocks, bonds, preferred stocks and other income-producing securities. Growth and income and equity income funds generally seek to provide their shareholders with current income as well as growth of capital, unlike growth funds which may not produce income.

     The Lipper Growth & Income Fund Index can be used to show how the Total Return Fund's performance compares to a set of growth and income funds. The Lipper Growth & Income Fund Index is an equally-weighted performance index, adjusted for capital gains distributions and income dividends, of the 30 largest qualifying funds within Lipper's growth and income investment objective category.

     The Lipper Global Fund Index can be used to show how the Global Services Fund's performance compares to a set of global funds. The Lipper Global Fund Index is an equally-weighted performance index, adjusted for capital gains distributions and income dividends, of the 30 largest qualifying funds in Lipper's global investment objective category.

     Ibbotson Associates (Ibbotson) provides historical returns of the capital markets in the United States. The Funds' performance may be compared to the long-term performance of the U.S. capital markets in order to demonstrate general long-term risk versus reward investment scenarios. Performance comparisons could also include the value of a hypothetical investment in common stocks, long-term bonds or U.S. Treasury securities. Ibbotson calculates total returns in the same manner as the Funds.

     The capital markets tracked by Ibbotson are common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, U.S. Treasury bills and the U.S. rate of inflation. These capital markets are based on the returns of several different indices. For common stocks, the S&P 500 is used. For small capitalization stocks, return is based on the return achieved by Dimensional Fund Advisors (DFA) Small Company Fund. This fund is a market-value- weighted index of the ninth and tenth deciles of the New York Stock Exchange (NYSE), plus stocks listed on the American Stock Exchange
(AMEX) and over-the-counter (OTC) with the same or less capitalization as the upper bound of the NYSE ninth decile. As of December 31, 1994, DFA contained approximately 2,000 stocks, with a median market capitalization of about $80 million.

     The S&P 500 Composite Stock Price Index is an unmanaged index of common stocks frequently used as a general measure of stock market performance. The Index's performance figures reflect changes of market prices and quarterly reinvestment of all distributions.

     The S&P SmallCap 600 Index is an unmanaged market-weighted index consisting of 600 domestic stocks chosen for market size, liquidity and industry group representation. As of June 30, 1995, the weighted mean market value of a company in this Index was approximately $530 million.

     The Russell 2000, prepared by the Frank Russell Company, tracks the return of the common stocks of the 2,000 smallest out of the 3,000 largest publicly traded U.S.-domiciled companies by market capitalization. The Russell 2000 tracks the return on these stocks based on price appreciation or depreciation and includes dividends.

     U.S. Treasury bonds are securities backed by the credit and taxing power of the U.S. government and, therefore, present virtually no risk of default. Although such government securities fluctuate in price, they are highly liquid and may be purchased and sold with relatively small transaction costs (direct purchase of U.S. Treasury securities can be made with no transaction costs). Returns on intermediate-term government bonds are based on a one-bond portfolio constructed each year, containing a bond that is the shortest non-callable bond available with a maturity of not less than five years. This bond is held for the calendar year and returns are recorded. Returns on long-term government bonds are based on a one-bond portfolio constructed each year, containing a bond that meets several criteria, including having a term of approximately 20 years. The bond is held for the calendar year and returns are recorded. Returns on U.S. Treasury bills are based on a one-bill portfolio constructed each month, containing the shortest term bill having not less than one month to maturity. The total return on the bill is the month-end price divided by the previous month-end price, minus one. Data up to 1976 is from the U.S. Government Bond file at the University of Chicago's Center for Research in Security Prices; the Wall Street Journal is the source thereafter. Inflation rates are based on the Consumer Price Index.

     Quest may, from time to time, compare the performance of common stocks, especially small capitalization stocks, to the performance of other forms of investment over periods of time.

     From time to time, in reports and promotional literature, the Funds' performances also may be compared to other mutual funds tracked by financial or business publications and periodicals, such as KIPLINGER's, INDIVIDUAL INVESTOR, MONEY, FORBES, BUSINESS WEEK, BARRON's, FINANCIAL TIMES, FORTUNE, MUTUAL FUNDS MAGAZINE AND THE WALL STREET JOURNAL. In addition, financial or business publications and periodicals, as they relate to fund management, investment philosophy and investment techniques, may be quoted.

     Morningstar, Inc.'s proprietary risk ratings may be quoted in advertising materials. For the three years ended December 31, 1994, the average risk score for the 1,311 equity funds rated by Morningstar with a three-year history was 0.97; the average risk score for the 119 small company funds rated by Morningstar with a three-year history was 1.09; and the average risk score for the 54 equity income funds rated by Morningstar with a three-year history was 0.63. For the three years ended December 31, 1994, the risk scores for the Funds with a three-year history, and their ranks within Morningstar's equity funds category and either its small company or equity income funds categories, as applicable, were as follows:

          Morningstar         Rating within Morningstar Category of
Fund       Risk Score Equity Funds    Small Company Funds  Equity Income Funds

Value        0.54     Within lowest 10%  Within lowest 10%          -

Premier      0.25     Within lowest 5%   Lowest risk score          -

Equity Income   0.38  Within lowest 5%            -          Lowest risk score

Micro-Cap    0.43     Within lowest 5%   Within lowest 5%-

     The Funds' performances may also be compared to those of other compilations or indices.

     Advertising for the Funds may contain examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

     The Funds may be available for purchase through retirement plans or other programs offering deferral of or exemption from income taxes, which may produce superior after-tax returns over time. For example, a $2,000 annual investment earning a taxable return of 8% annually would have an after-tax value of $177,887 after thirty years, assuming tax was deducted from the return each year at a 28% rate. An equivalent tax-deferred investment would have a value of $244,692 after thirty years.

Risk Measurements

     Quantitative measures of "total risk," which quantify the total variability of a portfolio's returns around or below its average return, may be used in advertisements and in communications with current and prospective shareholders. These measures include standard deviation of total return and the Morningstar risk statistic. Such communications may also include market risk measures, such as beta, and risk-adjusted measures of performance such as the Sharpe Ratio, Treynor Ratio, Jensen's Alpha and Morningstar's star rating system.

     Standard Deviation. The risk associated with a fund or portfolio can be viewed as the volatility of its returns, measured by the standard deviation of those returns. For example, a fund's historical risk could be measured by computing the standard deviation of its monthly total returns over some prior period, such as three years. The larger the standard deviation of monthly returns, the more volatile - i.e., spread out around the fund's average monthly total return, the fund's monthly total returns have been over the prior period. Standard deviation of total return can be calculated for funds having different objectives, ranging from equity funds to fixed income funds, and can be measured over different time frames. The standard deviation figures presented are annualized statistics based on the trailing 36 monthly returns. Approximately 68% of the time, the annual total return of a fund will differ from its mean annual total return by no more than plus or minus the standard deviation figure. 95% of the time, a fund's annual total return will be within a range of plus or minus 2x the standard deviation from its mean annual total return.

     Beta. Beta measures the sensitivity of a security's or portfolio's returns to the market's returns. It measures the relationship between a fund's excess return (over 3-month T-bills) and the excess return of the benchmark index (S&P 500 for domestic equity funds). The market's beta is by definition equal to 1. Portfolios with betas greater than 1 are more volatile than the market, and portfolios with betas less than 1 are less volatile than the market. For example, if a portfolio has a beta of 2, a 10% market excess return would be expected to result in a 20% portfolio excess return, and a 10% market loss would be expected to result in a 20% portfolio loss (excluding the effects of any firm-specific risk that has not been eliminated through diversification).

     Morningstar Risk. The Morningstar proprietary risk statistic evaluates a fund's downside volatility relative to that of other funds in its class based on the underperformances of the fund relative to the riskless T-bill return. It then compares this statistic to those of other funds in the same broad investment class.

     Sharpe Ratio. Also known as the Reward-to-Variability Ratio, this is the ratio of a fund's average return in excess of the risk-free rate of return ("average excess return") to the standard deviation of the fund's excess returns. It measures the returns earned in excess of those that could have been earned on a riskless investment per unit of total risk assumed.

     Treynor Ratio. Also known as the Reward-to-Volatility Ratio, this is the ratio of a fund's average excess return to the fund's beta. It measures the returns earned in excess of those that could have been earned on a riskless investment per unit of market risk assumed. Unlike the Sharpe Ratio, the Treynor Ratio uses market risk (beta), rather than total risk (standard deviation), as the measure of risk.

     Jensen's Alpha. This is the difference between a fund's actual returns and those that could have been earned on a benchmark portfolio with the same amount of risk - i.e., the same beta, as the portfolio. Jensen's Alpha measures the ability of active management to increase returns above those that are purely a reward for bearing market risk.

     Morningstar Star Ratings. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Ratings may change monthly. Funds with at least three years of performance history are assigned ratings from one star (lowest) to five stars (highest). Morningstar ratings are calculated from the funds' three-, five- and ten-year average annual returns (when available). Funds' returns are adjusted for fees and sales loads. Ten percent of the funds in an investment category receive five stars, 22.5% receive four stars, 35% receive three stars, 22.5% receive two stars and the bottom 10% receive one star.

     None of the quantitative risk measures taken alone can be used for a complete analysis and, when taken individually, can be misleading at times. However, when considered in some combination and with the total returns of a fund, they can provide the investor with additional information regarding the volatility of a fund's performance. Such risk measures will change over time and are not necessarily predictive of future performance or risk.